EXHIBIT 1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to the statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning himself, herself or itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


                                       By: /s/ Terence H. Matthews
                                           -------------------------------
                                           Terence H. Matthews


                                       By: /s/ Ann Matthews
                                           -------------------------------
                                           Ann Matthews


                                       WESLEY CLOVER INTERNATIONAL CORPORATION

                                       By: /s/ Terence H. Matthews
                                           -------------------------------
                                           Name:  Terence H. Matthews
                                           Title: President


                                       3841553 CANADA INC.

                                       By: /s/ Terence H. Matthews
                                           -------------------------------
                                           Name:  Terence H. Matthews
                                           Title: President